                                                                   EXHIBIT 10.46

          STOCK PURCHASE AGREEMENT dated February 6, 1998 between Cheminor Drugs Limited, a public limited company registered under the Indian Companies Act ("Cheminor"), and Schein Pharmaceutical, Inc., a Delaware corporation ("Schein").

          WHEREAS, Schein, Cheminor and Dr. Reddy's Laboratories Limited, a public limited company registered under the Indian Companies Act ("Reddy") and Reddy-Cheminor, Inc., a New Jersey corporation ("Reddy-Cheminor US"), desire to enter into a broad strategic alliance that would have as its principal goals (i) the integration of the solid dosage operations of Schein and Cheminor for product development, synthesis, bulk manufacturing and dosage manufacturing, marketing, and sales and distribution; and (ii) the manufacture and supply of bulk drugs by Reddy and Cheminor for Schein; and

          WHEREAS, at the closing contemplated by this Agreement Schein, Cheminor, Reddy and Reddy-Cheminor US are entering into a Strategic Alliance Agreement in order to give effect to such principal goals (the "Strategic Alliance Agreement"); and

          WHEREAS, in order to promote an identity of interest between Schein and Cheminor, Cheminor wishes to issue, and Schein wishes to subscribe for, 2,000,000 shares of Cheminor's equity shares of Rs. 10/- each (the "Common Shares") on the terms and subject to the conditions set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                 ARTICLE I


                                 SUBSCRIPTION

     Section I.1  Subscription for Shares.  Subject to the terms and conditions
                  -----------------------
of this Agreement, at the Closing, as defined herein, Cheminor shall issue and allot to Schein, and Schein shall subscribe and pay for, the Common Shares, free and clear of all claims, liens, security interests and other encumbrances ("Liens"), and which are validly issued, fully paid and nonassessable, representing 12.79% of the issued and subscribed capital of Cheminor at the Closing. Schein shall subscribe to the Common Shares in reliance on the representations and warranties of Cheminor contained in this Agreement and upon subscription Schein shall be duly registered as a member of Cheminor holding 2,000,000 equity shares in the statutory and other records of Cheminor.

     Section I.2  Purchase Price, Payment, Use of Proceeds and Retention of
                  ---------------------------------------------------------
Purchase Price.  The aggregate issue price for all the Common Shares being sold
--------------
shall be U.S.$10,000,000 (the "Purchase Price"). At the Closing, Schein shall pay the Purchase Price by wire transfer of immediately available funds to an account designated by Cheminor prior to the Closing; provided such account is in the name of Cheminor and located in India. The U.S.$10,000,000 received by Cheminor at the Closing shall be used by Cheminor to pay down certain of its existing debt; provided, however, that nothing in this Section 1.2 shall be construed as restricting Cheminor's ability to further incur any indebtedness or re-borrow any amount so paid down at any time after the Closing, and provided
                                                                     --------
further, however, that Cheminor shall retain the Purchase Price in such account
-------  -------
and shall not use the proceeds thereof to pay down certain of its existing debt or for any other purpose whatsoever and shall hold such Purchase Price in escrow for reimbursement to Schein in the event that Cheminor fails to make any Post-Closing Deliveries (as defined in Section 6.3) to Schein pursuant to Section 6.3 hereof. Following Schein's determination pursuant to Section 6.3 that all the Post-Closing Deliveries have been made prior to the Post-Closing Deliveries Deadline (as defined in Section 6.3), then Cheminor shall have the right to use the Purchase Price to pay down such debt.

     Section I.3  Closing.
                  -------

          (a) The closing (the "Closing") shall take place at the offices of Proskauer Rose LLP at 1585 Broadway, New York, New York, at 10:00 a.m., local time, as soon as practicable after the day on which all of the conditions set forth in Article 5 hereof are satisfied or waived or on such other date and at such other time and place as Schein and Cheminor shall agree (the "Closing Date"). At the Closing (except as provided in Section 6.3 hereof), the parties shall deliver the documents referred to in Article VI hereof.


          (b) This Agreement may be terminated at any time prior to the Closing:
(i) by a written agreement between the parties hereto; (ii) by Schein, if any condition specified in Section 5.1 or 5.3 shall not have been satisfied or waived in writing by Schein on or before February 10, 1998; or (iii) by Cheminor, if any condition specified in Section 5.2 or 5.3 shall not have been satisfied or waived in writing by Cheminor on or before February 10, 1998. This Agreement may be terminated at any time after the Closing pursuant to Section
6.2 of the Shareholders Agreement
dated the date hereof by and among Schein, Cheminor and certain shareholders of Cheminor named therein (the "Shareholders Agreement"). This Agreement and the Shareholders Agreement shall automatically terminate upon the return of the Purchase Price pursuant to Section 6.3 hereof. Upon any such termination, no party shall have any liability or obligation arising out of this Agreement other than for its willful breach, if any, of Section 4.5 hereof (it being understood, however, that the parties' obligations under the confidentiality agreement referred to in Section 4.1 hereof shall survive the termination of this Agreement, in the absence of a written agreement between the parties thereto to the contrary and furthermore, it being understood that the obligations of Cheminor under Section 1.2 and Section 8.3 hereof to retain, under certain circumstances, the Purchase Price and the Additional Shares Purchase Price, respectively, and under Section 6.3 and Section 8.6 hereof to return the Purchase Price and the Additional Shares Purchase Price (as defined in Section
8.3 hereof), respectively, to Schein pursuant thereto, shall survive the termination of this Agreement following the Closing).

          (c) The parties acknowledge that it is imperative the Closing occur as promptly as practicable and, in any event, not later than February 13, 1998.


                                 ARTICLE II


                  REPRESENTATIONS AND WARRANTIES OF CHEMINOR


     Section 2.  Representations and Warranties of Cheminor.  Cheminor
                 ------------------------------------------
represents and warrants to Schein as follows:


     Section 2.1   Existence and Power of Cheminor and its Subsidiaries.
                   ----------------------------------------------------

          (a) Cheminor is a corporation validly existing and in good standing under the law of the jurisdiction of its incorporation, and has full corporate power and authority to enter into and perform this Agreement.

          (b) Each of the Subsidiaries, as hereinafter defined, is a corporation validly existing and in good standing under the law of the jurisdiction of its incorporation. Cheminor and each Subsidiary has the full corporate power and authority to carry on its business as now conducted and to own, lease and operate its properties as it now does. Each of Cheminor and its Subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires qualification, except where the failure to be so qualified or in good standing would not have a material adverse effect upon the business, properties, financial condition or results of operations of Cheminor and its Subsidiaries taken as a whole (a "Material Adverse Effect").

     Section 2.2  Authorization.  The execution, delivery and performance of
                  -------------
this Agreement and the Shareholders Agreement, as hereinafter defined, by Cheminor have been duly authorized by all necessary corporate action of Cheminor, and this Agreement constitutes, and, upon execution and delivery of the Shareholders Agreement, that agreement will constitute, the valid and binding obligations of Cheminor, enforceable against it in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     Section 2.3  Subsidiaries.  Except for the entities listed on schedule 2.3
                  ------------
("Subsidiaries"), Cheminor does not own any equity interest in any other entity. Except as set forth on schedule 2.3, Cheminor owns, directly or through one or more wholly-owned subsidiaries, all the outstanding shares of capital stock of each corporation listed on schedule 2.3, free and clear of all Liens.

     Section 2.4  Corporate Records.  The copies of the Memorandum of
                  -----------------
Association and Articles of Association of Cheminor that have been delivered to Schein are complete and correct, and the minute books of Cheminor that have been exhibited to Schein are complete and correct in all material respects.

     Section 2.5  Consents of Third Parties.  The execution, delivery and
                  -------------------------
performance of this Agreement and the Shareholders Agreement by Cheminor will not: (a) violate or conflict with the Memorandum of Association and Articles of Association of Cheminor; (b) conflict with, result in the breach, termination or acceleration of, or constitute a default under, any lease, mortgage, trust, indenture, deed, note, license or governmental approval, agreement, commitment or other instrument to which Cheminor or any of the Subsidiaries is a party or by which Cheminor or any of the Subsidiaries or any of their respective properties are bound which would have a Material Adverse Effect on Cheminor and its Subsidiaries; (c) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to Cheminor or any of the Subsidiaries or any of their respective properties which violation would have a Material Adverse Effect on Cheminor and its Subsidiaries; or (d) result in the creation of any material Lien (other than the continued existence of the Liens listed on schedule 2.5) upon the properties or assets of Cheminor or any of the Subsidiaries.

     Section 2.6  Capitalization.
                  --------------

          Cheminor's authorized share capital is comprised of 20,000,000 equity shares of Rs. 10/- each, of which 13,634,265 equity shares are issued and outstanding (the "Shares"), and no equity shares are held in Cheminor's treasury. Upon receipt of the approvals and consents to be obtained and evidenced by the Post-Closing Deliveries (as hereinafter defined) all the Common Shares will be duly authorized for issuance, validly issued, fully paid, nonassessable and freely transferable, except as transferability may be subject to the terms of the Shareholders Agreement and applicable law. The Common Shares will have the same rights and liabilities as the Shares. Except as set forth on Schedule 2.6, there are no outstanding options or rights of any kind to acquire any shares of any class of securities or any securities convertible into any shares of any class of securities of Cheminor or any of the Subsidiaries, nor are there any obligations to issue any such options, rights or securities. There will be as of the Closing, no restrictions of any kind on the transfer of the Common Shares except those imposed by applicable law, the Shareholders Agreement and the Reserve Bank of India as a condition to its consent to the purchase of the Common Shares by Schein. There are no contracts or other understandings (whether formal or informal, written or oral, firm or contingent) that require or may require Cheminor to repurchase any of its shares of capital stock.

     Section 2.7  Financial Statements.  The audited unconsolidated balance
                  --------------------
sheets of Cheminor and the Subsidiaries as of March 31, 1997, March 31, 1996 and March 31, 1995, the unaudited unconsolidated balance sheets of Cheminor and the Subsidiaries as of September 30, 1997 (the "Interim Balance Sheet Date"), the audited unconsolidated statements of income and cash flow of Cheminor and the Subsidiaries for the years ended March 31, 1997, March 31, 1996 and March 31, 1995, and the unaudited unconsolidated statements of income of Cheminor for each of the six months ended September 30, 1997 and September 30, 1996 present fairly in all material respects the unconsolidated financial condition and results of operations of Cheminor and the Subsidiaries as of those dates and for the periods then ended in accordance with generally accepted accounting principles (in India) consistently applied ("GAAP"). Cheminor and the Subsidiaries do not have any debts, liabilities or obligations, whether accrued, absolute, contingent or otherwise, required to be disclosed on a balance sheet as of the date of this Agreement prepared in accordance with GAAP, other than debts, liabilities and obligations that are (a) less than $500,000 individually, (b) reserved or otherwise reflected in the financial statements referred to in this
Section 2.7 or (c) incurred by Cheminor in the ordinary course since the Interim Balance Sheet Date.

     Section 2.8  Absence of Certain Changes.  Except for the transactions
                  --------------------------
contemplated by this Agreement, since the Interim Balance Sheet Date Cheminor and the Subsidiaries have operated their business (the "Business") in the ordinary course and there has not been any change in the business, financial condition or results of operations of the Business that has had a Material Adverse Effect.

     Section 2.9  Taxes.  Except as set forth on Schedule 2.9, Cheminor and the
                  -----
Subsidiaries have (a) filed with the appropriate governmental taxing authorities all tax returns required to be filed by or with respect to Cheminor and the Subsidiaries, except where the failure to have filed such tax returns would not have a Material Adverse Effect, and such tax returns are correct and complete in all material respects, and (b) paid in full or made adequate provision for the payment of all taxes shown to be due on such tax returns. Except as set forth on Schedule 2.9, neither Cheminor nor any of the Subsidiaries has received any notice of deficiency from any governmental taxing authority with respect to any material liabilities for taxes of Cheminor or any of the Subsidiaries that have not been fully paid or finally settled. For the purpose of this Section 2.9 "material" shall mean any liability for taxes in excess of $250,000.

     Section 2.10  Defaults.  Neither Cheminor nor any of the Subsidiaries is
                   --------
in default in any material respect of any payment obligation under any loan or credit agreement to which Cheminor or any Subsidiary is a party.

     Section 2.11  Litigation.  There is no judicial or administrative action,
                   ----------
proceeding or investigation pending or, to the best of the knowledge of Cheminor and the Subsidiaries, threatened that questions the validity of this Agreement or the Shareholders Agreement or any action taken or to be taken by Cheminor pursuant to this Agreement or the Shareholders Agreement. There is no litigation, proceeding or governmental investigation pending or, to the best of the knowledge of Cheminor and the Subsidiaries, threatened, or any order, injunction or decree outstanding, against Cheminor or any of the Subsidiaries that, if adversely determined, would have a material adverse effect upon Cheminor's ability to perform its obligations under this Agreement or the Shareholders Agreement.

     Section 2.12  Permits and Licenses.  Except as set forth on schedule 2.12,
                   --------------------
Cheminor and the Subsidiaries have obtained and currently maintain in full force and effect all material permits, licenses, franchises and other authorizations necessary for the conduct of the Business as currently conducted except where the failure to obtain or maintain such permits, licenses, franchises or other authorizations would not have a Material Adverse Effect on Cheminor and the Subsidiaries.

     Section 2.13  Related Party Transactions.
                   --------------------------

          (a) Except as set forth on schedule 2.13(a), to the best of its knowledge, except for transactions between Cheminor, on the one hand, and Reddy, Dr. Reddy's Research Foundation, or any of Cheminor's majority-owned Subsidiaries, on the other hand, no Principal Shareholder, officer or director of Cheminor or any of the Subsidiaries has any material interest (other than as a non-controlling holder of securities of Cheminor), either directly or indirectly, in any business entity that presently (a) provides any services or designs, produces and/or sells any products, intermediates or product lines or engages in any activity that is the same as, similar to or competitive with any activity or business in which Cheminor or any of the Subsidiaries is now engaged; (b) is a supplier of, customer of, creditor of or has an existing contractual relationship with Cheminor or any of the Subsidiaries on terms that are less favorable to Cheminor than those Cheminor could obtain form an unrelated third party on an arms'-length basis; or (c) has any direct or indirect interest in any asset or property used by Cheminor or any of the Subsidiaries or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of Cheminor or any of the Subsidiaries.

          (b) Schedule 2.13(b)(i) - (ii) sets forth, with respect to the 12 month period ended December 31, 1997, (i) the dollar amount of product transactions between Cheminor and Reddy and the costs associated therewith, and
(ii) the dollar amount and types of services rendered to or by Reddy. Except as set forth on Schedule 2.13(b), during such 12 month period, the aggregate fair market value of any and all transactions between Cheminor or any of its Subsidiaries, on the one hand, and Dr. Reddy's Research Foundation, on the other hand, did not exceed $500,000.

     Section 2.14  Consents, Authorizations, etc.  Except as set forth on
                   ------------------------------
schedule 2.14, no consent, authorization, approval, permit or order of or filing with any governmental authority or agency, or regulatory authority is required for Cheminor to execute, deliver and perform this Agreement and the Shareholders Agreement or, in order for Cheminor to offer, issue and deliver the Common Shares to Schein in accordance with this Agreement.

     Section 2.15  Business.  Attached hereto as schedule 2.15 is a true,
                   --------
correct and complete copy of Cheminor's most recent annual report. Cheminor's material lines of business are identified in such report.

     Section 2.16  Title to and Sufficiency of Assets.  Except as provided on
                   ----------------------------------
schedule 2.16, all of the equipment and tangible property used in the business of Cheminor and the Subsidiaries is free and clear of material Liens which impair or prevent the use of said equipment and tangible property for its intended purpose. The said equipment and tangible property of Cheminor and the Subsidiaries are in good operating condition and repair (subject to normal wear and tear consistent with the age of the tangible property and equipment) and are sufficient for all material operations of Cheminor and the Subsidiaries as currently conducted.

     Section 2.17  Insurance.  Set forth on schedule 2.17 is a list of all
                   ---------
policies of insurance in effect relating to the operation and conduct of the Business.


                                 ARTICLE III


                   REPRESENTATIONS AND WARRANTIES OF SCHEIN


     Section 3.  Representations and Warranties of Schein.  Schein represents
                 ----------------------------------------
and warrants to Cheminor as follows:


     Section 3.1  Existence and Power.  Schein is a corporation validly
                  -------------------
existing and in good standing under the laws of the state of Delaware and has the full corporate power and authority to enter into and perform this Agreement.


     Section 3.2  Authorization.  The execution, delivery and performance of
                  -------------
this Agreement and the Shareholders Agreement by Schein have been duly authorized by all necessary corporate action of Schein, and this Agreement constitutes, and, upon execution and delivery of the Shareholders Agreement, that agreement will constitute, the valid and binding obligations of Schein, enforceable against it in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

     Section 3.3  Consents of Third Parties.  Except for conflicts, breaches,
                  -------------------------
terminations, accelerations, defaults and violations specified in clauses (b) and (c) that could not reasonably be expected to have a material adverse effect on Schein's ability to perform its obligations under this Agreement or the Shareholders Agreement, the execution, delivery and performance of this Agreement and the Shareholders Agreement by Schein will not: (a) violate or conflict with the certificate of incorporation or by-laws of Schein; (b) conflict with, or result in the breach, termination or acceleration of, or constitute a default under, any lease, agreement, commitment or other instrument to which Schein is a party or by which it or its properties are bound; or (c) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to Schein or any of its properties or require any governmental consent or approval.

     Section 3.4  Litigation.  There is no judicial or administrative action,
                  ----------
proceeding or investigation pending or, to the best of the knowledge of Schein, threatened that questions the validity of this Agreement or the Shareholders Agreement or any action taken or to be taken by Schein in connection with this Agreement or the Shareholders Agreement. There is no litigation, proceeding or governmental investigation pending or, to the best of the knowledge of Schein, threatened, or any order, injunction or decree outstanding, against Schein that, if adversely determined, would have a material adverse effect upon Schein's ability to perform its obligations under this Agreement or the Shareholders Agreement.

     Section 3.5  Investment.  Schein will be purchasing the Common Shares for
                  ----------
investment purposes and not with a view to the resale or distribution of the Common Shares in violation of applicable securities laws.


     Section 3.6  Investigation.  Schein is knowledgeable about the industry
                  -------------
in which Cheminor and the Subsidiaries operate and is experienced in the acquisition and management of businesses.


     Section 3.7  Financial Ability.  Schein has all the funds necessary to
                  -----------------
pay the Purchase Price and the related fees and expenses, and has the financial capacity to perform all its other obligations under this Agreement.


     Section 3.8  Absence of Certain Changes.  Except for the transactions
                  --------------------------
contemplated by this Agreement, since September 30, 1997, Schein has operated its business in the ordinary course and there has not been any change in the business, financial condition or results of operations of its business that has had a material adverse effect upon the business, properties, financial condition or results of operations of Schein.


                                 ARTICLE IV


                               CERTAIN COVENANTS

     Section 4.1  Access to Information.  Prior to the Closing, each party
                  ---------------------
hereto may make such additional investigation of the business and properties of the other party hereto and its subsidiaries as each party may wish, and, upon reasonable notice, either party shall give the other party and its counsel, accountants and other representatives reasonable access, during normal business hours throughout the period prior to the Closing, to the property, books, commitments, agreements, records, files and personnel of it and its subsidiaries and each party hereto shall furnish the other party hereto during that period copies of documents and information concerning it and its subsidiaries as the other party hereto may reasonably request, subject to applicable law. Each party hereto shall, and shall cause its counsel, accountants and other agents and representatives to, hold all such information and documents in accordance with and subject to the terms of the confidentiality agreement previously executed by Schein and Cheminor with respect to this transaction.


     Section 4.2  Certain Notifications. Prior to the Closing, each party
                  ---------------------
hereto shall, and Cheminor shall cause such of its Subsidiaries to, promptly notify the other party hereto of, and furnish the other party hereto any information the other party hereto may reasonably request with respect to the occurrence of, any event or the existence of any facts that would result in any of such party's representations and warranties not being true if those representations and warranties were made any time prior to or as of the Closing.


     Section 4.3  Governmental Filings.  As promptly as practicable after the
                  --------------------
execution of this Agreement, each party shall, in cooperation with the others, make or cause to be made the required filing or filings in connection with the transactions contemplated by this Agreement and, as promptly as practicable from time to time thereafter, each party shall make or cause to be made all such further filings and submissions, and take or cause to be taken such further action, as may reasonably be required in connection therewith.


     Section 4.4  Notices.  Each party shall promptly notify each of the other
                  -------
parties of, and furnish them any information they may reasonably request with respect to, the occurrence of any event or the existence of any facts that would result in any of that party's representations and warranties not being true if those representations and warranties were made at any time prior to or as of the Closing.


     Section 4.5  Other Pre-Closing Action.  Each party shall use reasonable
                  ------------------------
efforts to cause the fulfillment at or prior to the Closing of all the conditions to its obligations to consummate the sale and purchase of the Common Shares under this Agreement.


     Section 4.6  Expenses.  Each of Cheminor and Schein shall bear its own
                  --------
expenses in connection with this Agreement and all obligations to be performed by it or them under this Agreement.


     Section 4.7  Publicity.  Without otherwise limiting any party's rights
                  ---------
under this Agreement or otherwise, before the Closing (or, if earlier, the termination of this Agreement), Schein and Cheminor shall consult with and obtain the consent of the other before issuing any press release or making any similar public disclosure concerning this Agreement or the transactions referred to in this Agreement or its Exhibits, unless, in the reasonable judgment of the party issuing the release or making the disclosure, the release or disclosure is required as a matter of law (in which case it or they shall consult as set forth above before issuing the release or making the disclosure).


     Section 4.8  Transfer Taxes.  Cheminor shall pay all sales, stock transfer
                  --------------
and other similar taxes and fees in respect of the sale of the Common Shares under this Agreement.


     Section 4.9  Other Transactions.  From the date of this Agreement until
                  ------------------
the Closing (or, if earlier, its termination), neither Cheminor nor Schein shall, nor shall they permit their respective officers, directors or other agents (collectively, the "Agents"), directly or indirectly, to (a) take any action to solicit, initiate, encourage, accept or agree to any Strategic Proposal (as defined below), (b) engage in negotiations with any person or entity that, to the best of its, his or her knowledge, may be considering making, or has made, a Strategic Proposal or (c) except as contemplated by
Section 4.7, disclose any non-public information relating to Cheminor or Schein or afford access to the assets, books or records of Cheminor to any person or entity that, to the best of its knowledge, may be considering making, or has made, a Strategic Proposal. As used in this
Section 4.9, the term "Strategic Proposal" means any offer or proposal for, or any indication of interest in, any transaction involving the products, obligations, or rights which are the subject of the Strategic Alliance Agreement. Each of Cheminor and Schein shall, and shall cause its Agents to, terminate all pending negotiations with respect to any Strategic Proposal by any person or entity, other than in connection with the transactions contemplated by this Agreement.

     Section 4.10  Supplements to Disclosures.  For purposes of determining the
                   --------------------------
satisfaction of the condition set forth in Section 5.1(a), the schedules delivered by Cheminor shall be deemed to include only the information contained in those schedules on the date of this Agreement or as those schedules may be amended or supplemented in writing by Cheminor with Schein's consent not later than five days prior to the Closing. For purposes of determining the liability of Cheminor for misrepresentation or breach of warranty under this Agreement, the schedules delivered by Cheminor shall be deemed to include the information contained in those schedules on the date of this Agreement and such other information as may be set forth in any written amendment or supplement delivered by Cheminor to Schein prior to the Closing, and, if the Closing shall have occurred, Schein shall be deemed to have consented to any such written amendment or supplement delivered by Cheminor to Schein prior to the Closing.


     Section 4.11  Further Assurances.  From time to time after the Closing and
                   ------------------
the Additional Shares Closing (as defined in Section 8.3), in addition to the obligations of Cheminor pursuant to Section 6.3 and Section 8.6 hereof, each party shall take such action and execute and deliver such documents as the other parties may reasonably request to carry out the transactions contemplated by this Agreement.


                                 ARTICLE V


                             CONDITIONS TO CLOSING


     Section 5.1  Conditions to Obligation of Schein.  The obligation of Schein
                  ----------------------------------
to consummate the purchase under this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived by Schein in writing):


          (a) the representations and warranties of Cheminor to Schein shall be true and correct in all material respects at and as of the time of the Closing with the same effect as though made again at and as of that time;


          (b) the obligations and covenants required by this Agreement to be performed or complied with by Cheminor prior to or at the Closing shall have been performed and complied with in all material respects by it;


          (c) Cheminor shall have furnished Schein with (i) a certificate (dated the date of the Closing) substantially in the form set forth in Exhibit 5.1(c)(i) hereto and (ii) a certificate (dated the date of the delivery thereof) substantially in the form set forth in Exhibit 5.1(c)(ii) hereto;

          (d) Schein shall have been furnished with opinions (dated the date of the Closing) substantially in the forms set forth in Exhibit 5.1(d);


          (e) Cheminor shall have delivered share certificates representing the Common Shares;

          (f) Cheminor and the Subsidiaries taken as a whole shall have suffered no material adverse change in their business, properties, financial condition or results of operations between the date of this Agreement and the Closing;

          (g) all applicable filings and notices with any U.S. or Indian governmental or other regulatory authority shall have been made and all consents and approvals listed on schedule 2.14 shall have been obtained and remain in full force and effect;

          (h) Cheminor's authorized capital stock shall be comprised of 20,000,000 Shares, of which 13,634,265 Shares shall be the only issued and outstanding shares, and no equity shares shall be held in Cheminor's treasury. Except as set forth on schedule 2.6(a) or as otherwise provided in the Shareholders Agreement, there shall be no outstanding options or rights of any kind to acquire any shares of any class of securities or any securities convertible into any shares of any class of securities of Cheminor or any of the Subsidiaries, nor shall there be any obligations to issue any such options, rights or securities;

           (i) Cheminor shall have executed and delivered the Shareholders Agreement and the Strategic Alliance Agreement; and

           (j) Schein shall have completed, to its satisfaction, as determined in its sole discretion, its due diligence investigation of Cheminor and the Subsidiaries.

     Section 5.2  Conditions to Obligations of Cheminor.  The obligation of
                  -------------------------------------
Cheminor to consummate the sale under this Agreement is subject to the fulfillment, prior to or at the Closing, of each of the following conditions (any or all of which may be waived in writing by Cheminor):

           (a) the representations and warranties of Schein to Cheminor shall be true and correct in all material respects at and as of the time of the Closing with the same effect as though made again at and as of that time;

           (b) the obligations and covenants required by this Agreement to be performed or complied with by Schein prior to or at the Closing shall have been performed and complied with in all material respects by Schein;

           (c) Schein shall have furnished Cheminor with a certificate (dated the date of the Closing) substantially in the form set forth in Exhibit 5.2(c);

           (d) Cheminor shall have been furnished with an opinion of counsel for Schein (dated the date of the Closing) substantially in the form of Exhibit 5.2(d);

           (e) Schein shall have executed and delivered the Shareholders Agreement and the Strategic Alliance Agreement;

           (f) Cheminor shall have completed, to its satisfaction, as determined in its sole discretion, its due diligence investigation of Schein;

           (g) Schein shall have suffered no material adverse change in its business, properties, financial condition or results of operations between the date of this Agreement and the Closing; and

           (h) all applicable filings and notices with any U.S. or Indian governmental or other regulatory authority shall have been made and all consents and approvals listed on Schedule 2.14 shall have been obtained and remain in full force and effect.

     Section 5.3  Conditions to Obligations of Each Party.  The obligations of
                  ---------------------------------------
each party to consummate the purchase and sale under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following condition (which may be waived by all the parties) that there shall not be in effect any injunction or restraining order issued by a court of competent jurisdiction in any action or proceeding against the consummation of the sale and purchase of the Common Shares under this Agreement.


                                 ARTICLE VI


                    DOCUMENTS TO BE DELIVERED AT THE CLOSING

     Section 6.1  Documents to be Delivered by Cheminor.  At the Closing
                  -------------------------------------
(except with respect to paragraphs (b)(ii), (f), (g), (i), (j), (k), (l) and (m) below as provided in Section 6.3 hereof), Cheminor shall deliver, or cause to be delivered, to Schein the following:

          (a) a duly certified copy of the resolution of the Board of Directors of Cheminor authorizing the execution, delivery and performance of this Agreement by Cheminor and authorizing an officer of Cheminor, to execute this Agreement for and on behalf of Cheminor, and a certificate of the Company Secretary of Cheminor, dated the date of the Closing, that such resolutions were duly adopted and are in full force and effect;

          (b) (i) the certificate referred to in Section 5.1(c)(i),and (ii) the certificate referred to in Section 5.1(c)(ii);

          (c) the opinion of counsel referred to in Section 5.1(d);

          (d) the Shareholders Agreement and the Strategic Alliance Agreement duly executed by Cheminor;

          (e) a duly certified copy of the resolution of the general meeting of Cheminor pursuant to Section 81(1A) of the Indian Companies Act authorizing Cheminor to issue and allot 2,000,000 Common Shares to Schein;

          (f) duly stamped share certificates representing 2,000,000 Common Shares;

          (g) certificate of the Company Secretary of Cheminor that Schein is a duly registered member of Cheminor;

          (h) certificate of the Company Secretary of Cheminor certifying that requirements under the Securities and Exchange Board of India (Substantial Acquisition of Shares and Takeovers) Regulations, 1997 and under the listing agreements between Cheminor and the stock exchanges have been duly complied with;

          (i) certificate from the statutory auditors of Cheminor that the issue of Common Shares to Schein has been made in accordance with the requirements of the Securities and Exchange Board of India Guidelines on Preferential Issues;

          (j) a duly certified copy of the approval of the Reserve Bank of India under the Foreign Exchange Regulation Act for the issue and allotment of Common Shares to Schein and for the export of the share certificates;

          (k) evidence that all documents required to be filed with the concerned Registrar of Companies have been duly filed in accordance with the Indian Companies Act;

          (l) duly certified copies of the approvals from the stock exchanges on which Cheminor is listed for listing of the Common Shares issued to Schein;

          (m) a duly certified copy of the resolution of the Board of Directors of Cheminor authorizing Cheminor to allot the 2,000,000 Common Shares to Schein; and

          (n) any other document that Schein may reasonably request.


     Section 6.2  Documents to be Delivered by Schein.  At the Closing, Schein
                  -----------------------------------
shall deliver, or cause to be delivered, to Cheminor the following:


          (a) evidence of the payment to Cheminor referred to in Section 1.2;

          (b) a copy of the resolutions of the board of directors of Schein authorizing the execution, delivery and performance of this Agreement by Schein, and a certificate of its secretary or assistant secretary, dated the date of the Closing, that such resolutions were duly adopted and are in full force and effect;

           (c) the certificate referred to in Section 5.2(c);

           (d) the opinion referred to in Section 5.2(d);

           (e) the Shareholders Agreement and the Strategic Alliance Agreement duly executed by Schein; and

           (f) any other document that Cheminor may reasonably request.

     Section 6.3  Actions to be Taken by Cheminor Post-Closing; Return of
                  -------------------------------------------------------
Purchase Price.  As soon as practicable following the Closing, Cheminor shall
--------------
use its best efforts to deliver or cause to be delivered to Schein all of the certificates, approvals, evidence, documents and similar instruments required to be delivered pursuant to paragraphs (b)(ii), (f), (g), (i), (j), (k), (l) and
(m) of Section 6.1 hereof (the "Post-Closing Deliveries"). In the event that Cheminor shall fail to deliver to Schein all of the Post-Closing Deliveries on or prior to the date which is thirty (30) days following the Closing (the APost-Closing Deliveries Deadline@), which determination shall be made by Schein in its sole discretion by written notice thereof to Cheminor, then Cheminor shall be obligated within ten (10) days following the Post-Closing Deliveries Deadline to return the Purchase Price to Schein by wire transfer of immediately available funds to an account designated by Schein.


                                 ARTICLE VII


                      INDEMNIFICATION AND RELATED MATTERS


     Section 7.1  Indemnification by Cheminor.
                  ----------------------------

          (a) Subject to the limitations set forth in this Section 7, Cheminor shall indemnify and hold Schein harmless from and against all losses, liabilities, damages and expenses (including attorney's fees) (collectively, ALosses@) resulting from a breach by Cheminor of the representations and warranties set forth in Sections 2.1(a), 2.2, 2.5(a), 2.6, 2.11 and 2.14 of this Agreement.

          (b) Subject to the limitations set forth in this Section 7, Cheminor shall indemnify and hold Schein harmless from and against all Losses resulting from a breach by Cheminor of the representations and warranties set forth in Sections 2.1(b), 2.3, 2.4, 2.5(b, c and d), 2.7, 2.8, 2.9, 2.10, 2.12, 2.13,
2.15, 2.16 and 2.17 of this Agreement.

     Section 7.2  Indemnification by Schein.
                  --------------------------

          (a) Subject to the limitations set forth in this Section 7, Schein shall indemnify and hold Cheminor harmless from and against all losses, liabilities, damages and expenses (including attorney's fees) resulting from a breach by Schein of the representations and warranties set forth in Sections 3.1, 3.2, 3.3(a), 3.4 and 3.5 of this Agreement.

          (b) Subject to the limitations set forth in this Section 7, Schein shall indemnify and hold Cheminor harmless from and against all losses, liabilities, damages and expenses (including attorney's fees) resulting from a breach by Schein of the representations and warranties set forth in Sections 3.3(b), 3.3(c), 3.6, 3.7 and 3.8 of this Agreement.

     Section 7.3  Specific Limitations on Liability.
                  ---------------------------------

          (a) Cheminor's liability to Schein for breach of any representation or warranty identified in Section 7.1(a) shall not exceed the difference between
(i) the consideration paid by Schein at Closing (including the Additional Closing) for the Shares and the Additional Shares and (ii) the value of the Shares and the Additional Shares (as reflected on the Bombay Stock Exchange) on the date the facts giving rise to such breach are a matter of public disclosure by Cheminor or otherwise publicly known. In the event that Schein shall make a claim for indemnification under this Article VII for breach of any representation or warranty identified in Section 7.1(a) which also constitutes the basis for a claim for indemnification under this Article VII made by Schein for breach of any representation or warranty identified in Section 7.1(b), then the limitation of Cheminor's liability under Section 7.1(a) and not Section 7.1(b) shall apply to Schein's claim for indemnification for breach of such representation or warranty identified in Section 7.1(b).

          (b) Cheminor's liability to Schein for breach of any representation and warranty referred to in Section 7.1(b) (but not any representations or warranties referred to in Section 7.1(a)) shall not exceed the difference between (i) the value (as reflected on the Bombay Stock Exchange) of the Shares and the Additional Shares on the date of the Closing and (ii) the value of such Shares and the Additional Shares (as reflected on the Bombay Stock Exchange) on the date the facts giving rise to such breach are a matter of public disclosure by Cheminor or otherwise publicly known.

          (c) Notwithstanding anything to the contrary set forth in Sections 7.3(a)-(b) above, in the event Schein shall make a claim for indemnification under this Section 7, or otherwise under this Agreement or the Shareholders Agreement, Cheminor shall have the option to purchase all of the Shares owned by Schein for an amount equal to the consideration paid by Schein to Cheminor for such Shares. If Cheminor elects to purchase the Shares and pays Schein the amount provided herein, Schein shall have no further claim against Cheminor for any liability, damage or expense of any kind or nature whatsoever arising out of this Agreement or the Shareholders Agreement.

          (d) Notwithstanding anything to the contrary contained in this Section 7, Cheminor shall have no liability to Schein under Section 7.1(a) if the value of the Shares and the Additional Shares (as reflected on the Bombay Stock Exchange) on the date the facts giving rise to such breach are a matter of public disclosure by Cheminor or otherwise publicly known, shall be greater than the consideration paid by Schein.

          (e) Notwithstanding anything to the contrary contained in this Section 7, Cheminor shall have no liability to Schein under Section 7.1(b) if the value of the Shares and the Additional Shares (as reflected on the Bombay Stock Exchange) on the date the facts giving rise to such breach are a matter of public disclosure or otherwise publicly known, shall be greater than the value of the Shares and any Additional Shares (as reflected on the Bombay Stock Exchange) as of the Closing and the Additional Closing, as the case maybe.

          (f) Notwithstanding anything to the contrary contained in this Section 7, Schein's liability to Cheminor under both Section 7.2(a) and Section 7.2(b) shall be limited to $1,000,000 in the aggregate; provided, however, that such limitation shall not apply to the failure of Schein to purchase the Additional Shares pursuant to the terms of Article VIII.

          (g) Except as described on Schedule 7.3(g) hereto, if any senior executive officer of Schein shall have actual personal knowledge at the time of the Closing that Cheminor is in breach of any of Cheminor's representations or warranties in Article II of this Agreement, then Cheminor shall not have any liability to Schein under this Section 7 with respect to such breach. If any senior executive officer of Cheminor shall have actual personal knowledge at the time of the Closing that Schein is in breach of any of Schein's representations or warranties in Article III of this Agreement, then Schein shall not have any liability to Cheminor under this Section 7 with respect to such breach.

     Section 7.4  General Limitations of Liability and Related Matters.
                  ----------------------------------------------------
Except as specifically set forth in this Agreement, no party to this Agreement has made, or shall have liability for, any representation, warranty or agreement, express or implied, in connection with the purchase and sale of the Common Shares contemplated by this Agreement, including any representation or warranty, express or implied, as to the accuracy or completeness of any information regarding Cheminor or the Business.

     Section 7.5  Time and Manner of Certain Claims.  The representations and
                  ---------------------------------
warranties referred to in Section 7.1(a) and Section 7.2(a) of this Agreement shall survive the Closing indefinitely. The representations and warranties referred to in Section 7.1(b) and Section 7.2(b) of this Agreement shall survive the Closing for a period of one (1) year. A party hereto shall have no liability to the other under this Agreement for breach of warranty or misrepresentation (other than for a breach of warranty or misrepresentation under Section 7.1(a) or section 7.2(a)) unless a claim therefor is asserted by another party in a written notice delivered prior to the first (1st) anniversary of the Closing. Any notice of any such claim shall set forth in the representations and warranties with respect to which the claim is made, the material facts giving rise to and the alleged basis for the claim and an estimate of its damages. Neither Schein nor Cheminor shall institute a legal proceeding (other than by assertion of a counterclaim) in respect of any such claim unless (x) there shall have elapsed at least 90 days and not more than 365 days since it shall have given such notice, and (y) the party from whom indemnification is sought has not, during such 90-day period, taken such action, if any, as puts the party seeking indemnification in substantially the same position it would have been in had the representation and warranty to which such claim relates been true and correct.

     Section 7.6  Defense of Claims by Third Parties.  If any third party
                  ----------------------------------
claim is made against a party that, if sustained, would give rise to a liability of another party under this Agreement, the party against whom the claim is made shall promptly cause notice of the claim to be delivered to the other party and shall afford the other party and its counsel, at the other party's sole expense, the opportunity to defend or settle the claim. The failure to provide the notice referred to above shall not relieve the indemnifying party of liability under this Agreement, except to the extent the indemnifying party has actually been prejudiced by such failure. If any claim is compromised or settled without the consent of the indemnifying party, no liability shall be imposed upon the indemnifying party by reason of the claim.

                                 ARTICLE VIII


                    SALE AND PURCHASE OF ADDITIONAL SHARES


     Section 8.1  Sale and Purchase.  Schein has the right to require
                  -----------------
Cheminor to issue to it and Cheminor has the right to require Schein to subscribe and pay for up to an additional 1,000,000 Common Shares (the "Additional Shares") at a purchase price of U.S.$5 per share (the "Put and
Call").   Notwithstanding the foregoing, Cheminor can terminate the Put and Call before August 31, 1998 upon thirty days written notice to Schein (a "Cheminor Termination"). Notwithstanding a Cheminor Termination, Schein shall have the right to require Cheminor to sell the Additional Shares during the thirty-day period after Schein receives notice of the Cheminor Termination.

     Section 8.2  Manner of Exercising the Sale and Purchase.  If Schein or
                  ------------------------------------------
Cheminor wishes to exercise its respective rights under this Article, it must provide notice (the "Put and Call Notice") to the other party hereto in the manner provided for in Section 9.5 of this Agreement prior to August 31, 1998 or, if earlier, the end of the 30-day period referred to in the last sentence of
Section 8.1 hereof in the case of Schein's rights pursuant thereto.

     Section 8.3  Closing of the Purchase of the Additional Shares.  The
                  ------------------------------------------------
closing of the purchase of the Additional Shares (the "Additional Shares Closing") shall occur on the date specified in the Put and Call Notice (which specified date shall not be more than 30 days after the date the Put and Call Notice is deemed received pursuant to Section 9.5 hereof) or, if such conditions are not satisfied by such date, as of the first business day after the conditions to the Additional Shares Closing, as provided in Sections 8.4 or 8.5, as applicable, have been satisfied. At the Additional Shares Closing, Schein shall pay Cheminor an amount equal to the product of the number of Additional Shares that Schein is purchasing multiplied by U.S. $5.00 (the "Additional Shares Purchase Price") by wire transfer of immediately available funds to an account designated by Cheminor prior to the Additional Shares Closing; provided such account is in the name of Cheminor and located in India. Cheminor shall retain the Additional Shares Purchase Price in such account and shall not use the proceeds thereof for any purpose whatsoever and shall hold the Additional Shares Purchase Price in escrow for reimbursement to Schein in the event that Cheminor shall fail to make any Additional Shares Post-Closing Deliveries to Schein pursuant to Section 8.6 hereof. Following Schein's determination pursuant to Section 8.6 hereof that all Additional Shares Post-Closing Deliveries have been made prior to the Additional Shares Post-Closing Deliveries Deadline (as defined in Section 8.6), then Cheminor shall have the right to use the Additional Shares Purchase Price for any lawful corporate purpose.

     Section 8.4  Conditions to Schein's Obligation to Purchase the
                  -------------------------------------------------
Additional Shares.  Upon receipt of a Put and Call Notice from Cheminor, the
-----------------
obligation of Schein to purchase the Additional Shares at the Additional Shares Closing is subject to the fulfilment, prior to or at the Additional Shares Closing (except with respect to the paragraphs (b)(ii), (f), (g), (i), (j), (k),
(l) and (m)of Section 6.1 hereof required to be delivered following the Additional Share Closing as provided in Section 8.6 hereof). of each of the following conditions (any or all of which (other than paragraph (b)) may be waived by Schein):

          (a) the representations and warranties of Cheminor to Schein shall be true and correct in all material respects at and as of the time of the Additional Shares Closing with the same effect as though made again at and as of that time and Cheminor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement, the Shareholders Agreement and the Strategic Alliance Agreement to be performed, satisfied or complied with by Cheminor at or prior to the Additional Shares Closing; provided, however, that unless notice of a default under this Agreement, the Shareholders Agreement or the Strategic Alliance Agreement has been delivered by Schein to Cheminor prior to the delivery by Cheminor of a Put and Call Notice, such notice of default and the underlying default related thereto shall not be a basis for Schein to avoid its obligations under this
Article VIII. Schein shall have received a certificate, executed by the chief executive officer of Cheminor, dated as of the date of the Additional Shares Closing, to the foregoing effect and as to such other material matters as may be reasonably requested by Schein.

          (b) Any necessary governmental and regulatory approvals for the issuance of the Additional Shares shall have been obtained.

          (c) Schein shall have been furnished with an opinion of counsel for Cheminor (dated the date of the Additional Share Closing) substantially in the form of Exhibit 5.1(d).

          (d) Schein shall have been furnished with all of the items set forth in Section 6.1 hereto except paragraphs (b)(ii), (d), (f), (g), (i), (j), (k),
(l) and (m) thereof and except that all references to 2,000,000 Common Shares shall refer to the number of Common Shares being purchased pursuant to the Put and Call.

          (e) Prior to August 31, 1998, Cheminor shall have submitted to the Food and Drug Administration (the "FDA") and within 60 days after the last such submission the FDA shall have accepted for filing at least ***** abbreviated new drug applications ("ANDAs") for ***** of the drugs listed on Schedule 8.1 attached hereto.

     Section 8.5  Conditions to Cheminor's Obligation to Sell the Additional
                  ----------------------------------------------------------
Shares.  Upon receipt of an Additional Share Notice from Schein, the obligation
------
of Cheminor to sell the Additional Shares at the Additional Shares Closing is subject to the fulfilment, prior to or at the Additional Shares Closing of each of the following conditions (any or all (other than paragraph (b)) of which may be waived by Cheminor):

* redacted pursuant to confidential treatment request.

          (a) the representations and warranties of Schein to Cheminor shall be true and correct in all material respects at and as of the time of the Additional Shares Closing with the same effect as though made again at and as of that time and Schein shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the Shareholders Agreement and the Strategic Alliance Agreement to be performed, satisfied or complied with by Schein at or prior to the Additional Shares Closing; provided, however, that unless notice of a default under this Agreement, the Shareholders Agreement or the Strategic Alliance Agreement has been delivered by Cheminor to Schein prior to the delivery by Schein of a Put and Call Notice, such notice of default and the underlying default related thereto shall not be a basis for Cheminor to avoid its obligations under this
Article VIII. Cheminor shall have received a certificate, executed by the chief executive officer of Schein, dated as of the date of the Additional Shares Closing, to the foregoing effect and as to such other material matters as may be reasonably requested by Cheminor.

          (b) Any necessary governmental and regulatory approvals for the issuance of the Additional Shares shall have been obtained.

          (c) Cheminor shall have been furnished with an opinion of counsel for Schein (dated the date of the Additional Share Closing) substantially in the form of Exhibit 5.2(d).

          (d) Cheminor shall have been furnished with evidence of the payment to Cheminor of the Additional Shares Purchase Price, and all of the items set forth in Section 6.2 hereof except paragraph (e) and paragraph (a) thereof.


     Section 8.6  Actions to be Taken by Cheminor Post-Additional Shares
                  ------------------------------------------------------
Closing; Return of Additional Shares Purchase Price.  As soon as practicable
---------------------------------------------------
following the Additional Shares Closing, Cheminor shall use its best efforts to deliver or cause to be delivered to Schein all of the certificates, approvals, evidence, documents and similar instruments set forth in paragraphs (b)(ii),
(f), (g), (i), (j), (k), (l) and (m) of Section 6.1 hereof and required to be delivered to Schein by operation of paragraph (d) of Section 8.4 hereof (the "Additional Shares Post-Closing Deliveries"). In the event that Cheminor shall fail to deliver to Schein all of the Additional Shares Post-Closing Deliveries on or prior to the date which is thirty (30) days following the Additional Shares Closing (the "Additional Shares Post-Closing Deliveries Deadline"), which determination shall be made by Schein in its sole discretion by written notice thereof to Cheminor, then Cheminor shall be obligated within ten (10) days following the Additional Shares Post-Closing Deadline to return the Additional Shares Purchase Price to Schein by wire transfer of immediately available funds to an account designated by Schein.

                                  ARTICLE IX


                                 MISCELLANEOUS

     Section 9.1  Finders.  Each party represents and warrants to the others
                  -------
that it has not employed or utilized the services of any broker or finder in connection with this Agreement or the transactions contemplated by this Agreement.

     Section 9.2  Governing Law.  This Agreement shall be construed in
                  -------------
accordance with and governed by the laws of India.


     Section 9.3  Schedules; Headings.  Any matter disclosed on any schedule to
                  -------------------
this Agreement that provides fair and reasonable notice of that matter shall be deemed to have been disclosed on all other schedules to this Agreement, to the extent it should have been disclosed on such other schedules. The Section headings of this Agreement and titles given to schedules to this Agreement are for reference purposes only and are to be given no effect in the construction or interpretation of this Agreement.

     Section 9.4  Definitions.  As used in this Agreement, (a) the term "to the
                  -----------
best of its knowledge" or any similar term means to the best of the actual knowledge of the person or entity (which, in the case of an entity, means the actual knowledge of any of its senior executive officers), (b) the term "business day" means any day other than a Saturday, Sunday or legal holiday in New York, New York and (c) the term "Affiliate" of any party, shall mean any person or entity in control of, controlled by, or under common control with, such party..

     Section 9.5  Notices.  All notices and other communications under this
                  -------
Agreement shall be in writing and may be given by any of the following methods:
(a) personal delivery; (b) facsimile transmission; (c) registered or certified mail, postage prepaid, return receipt requested; or (d) overnight delivery service. Notices shall be sent to the appropriate party at its address or facsimile number given below (or at such other address or facsimile number for such party as shall be specified by notice given under this Section 9.5):

                         If to Cheminor:

                         Cheminor Drugs Limited
                         7-1-27 Ameerpet
                         Hyderabad - 500 016
                         India
                         Attention:  Managing Director
                         Telefax:  011 91 40 294 804


                         with copy to:

                         Reddy-Cheminor, Inc.
                         66 South Maple Avenue
                         Ridgewood, New Jersey  07450
                         U.S.A.
                         Attention:  President
                         Telefax:  (201) 444-1456


                         If to Schein, to:

                         Schein Pharmaceutical, Inc.
                         100 Campus Drive
                         Florham Park, NJ  07932
                         Attention:  General Counsel
                         Telefax:  973-593-5820

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming that the number of pages constituting the notice have been transmitted without error. In the case of notices sent by facsimile transmission, the sender shall contemporaneously mail a copy of the notice to the addressee at the address provided for above. However, such mailing shall in no way alter the time at which the facsimile notice is deemed received.

     Section 9.6  Separability.  The invalidity or unenforceability of any
                  ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     Section 9.7  Waiver.  Any party may waive compliance by any other party
                  ------
with any provision of this Agreement. No waiver of any provision shall be construed as a waiver of any other provision. Any waiver must be in writing and signed by the waiving party.

     Section 9.8  Assignments.  Neither Schein nor Cheminor may assign its
                  -----------
rights under this Agreement at any time after the Strategic Alliance Agreement is terminated. Prior thereto, (i) Schein may assign its rights under this Agreement only to an Affiliate of Schein, to ***** *********** ** *** ** *** **********, or to any successor to substantially all of the business of Schein (whether by merger, consolidation, purchase of assets or the like) (each, a ASchein Permitted Assignee@) and (ii) Cheminor may assign its rights under this Agreement only to an Affiliate of Cheminor or to any successor to substantially all of the business of Cheminor (whether by merger, consolidation, purchase of assets or the like) (each a ACheminor Permitted Assignee@); provided that each such assigning party shall also assign its rights under the Strategic Alliance Agreement and the Shareholders Agreement to such assignee and each such assignee shall agree in writing to be bound by this Agreement, the Strategic Alliance Agreement and the Shareholders Agreement, and provided further that each such successor is not, at the time of such assignment, a Competitor of Cheminor in the case of an assignment by Schein or a Competitor of Schein in the case of an assignment by

* redacted pursuant to confidential treatment request.

Cheminor. No assignment by a party of its rights under this Agreement shall relieve it of any of its obligations to the other parties hereto. Notwithstanding anything to the contrary contained herein, Schein and Cheminor may assign their respective rights under this Agreement and the Shareholders Agreement to any of their respective Affiliates without also assigning their respective rights under the Strategic Alliance Agreement; provided, however,
                                                          --------  -------
that any further assignment by such an Affiliate other than to an Affiliate of Schein or Cheminor shall also require the assignment of Schein's or Cheminor's rights, as the case may be, under the Strategic Alliance Agreement. The term "Competitor" means any person or entity whose annual revenues from the sale of generic dosage form and/or bulk pharmaceuticals constitute, together with those of his/her or its Affiliates, in the aggregate at least fifty percent (50%) of such person's or entity's total annual revenues. Any assignment effected in violation of this Section 9.8 shall be null, void and of no effect.

     Section 9.9  Counterparts.  This Agreement may be executed in
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

     Section 9.10  Entire Agreement.  This Agreement (with its schedules and
                   ----------------
Exhibits) contains, and is intended as, a complete statement of all the terms of the arrangements among the parties with respect to the subject matter hereof, supersedes any previous agreements and understandings among the parties with respect to such subject matter, cannot be changed or terminated orally and any amendment or modification must be in writing and signed by all the parties to this Agreement.

     IN WITNESS WHEREOF, the Agreement has been executed as of the date first above written.


                                    CHEMINOR DRUGS LIMITED


                                    By:___________________________
                                       Authorized Officer


                                    SCHEIN PHARMACEUTICAL, INC.


                                    By:___________________________
                                        Authorized Officer

                              Schedule 7.3(g) to
                           Stock Purchase Agreement
                           ------------------------


     *** ******** ** ******* ****** ** *** ********** *** ********* ** ********
****** ********* ******** **** ******** *** **** **** ******** ** ****** ***
******** ** ******* ** *** ******* *** *** ********** ******** *** ***********
** *** ********* ***** *** ******* ******** ** *** ********* ***** ******* ***
** *** *********.

* redacted pursuant to confidential treatment request.

                                 Schedule 2.3
                                 ------------

        ******** *** ** ****** ******** ** **** ***** ********* ***************
**** ****** ************** **** ******** *** ******** *********** **** ********
********** ********* ******** ** ***** ***** ******** ** ** ******** ********
**** *** ** *************** **** **** ** ***** ******** ************* *** **
******** *********** **** ******** ** ******* ******* *** ************* *** **
************** **** ****** ** ***** ********


* redacted pursuant to confidential treatment request.

                                 Schedule 2.5
                                 ------------

        ******** *****
        --------------

        ** ******* ***** *** ********* ************ *** ************* **** **
***** **** * ************* ** *** ********* ********* ********** ******* **** **
****** **** ***** ** *********

        ** ******* ***** **** * ******* ****** ** ******* ***** ****** **
****** *** ******* ******* ***** ** *********

        ** ******* ** *** ******** ******* ***** ******* ********** ****
*********** ********** **** * ******** ****** ** ******* ******* *** *********
********** ** *********

* redacted pursuant to confidential treatment.

                                 Schedule 2.6
                                 ------------

        ***** ******** **** ****** ** ***** ******** ***** ******* ** **** ****
** *** *******

* redacted pursuant to confidential treatment request.

                                 Schedule 2.9
                                 ------------

        *** ****** *******

* redacted pursuant to confidential treatment request.

                                 Schedule 2.12
                                 -------------

        *****

* redacted pursuant to confidential treatment request.

                        Supplemental Schedule 2.13 (a)
                        ------------------------------

        ******** ********* **** ********* ************ ****** ******** ******
********* ** ******** **** ** ******** ** *** ******* ************ *** ***
******* ******** ***********

* redacted pursuant to confidential treatment request.

                           Schedule 2.13(b)(i)-(ii)
                           ------------------------

        ************ **** *** ******* ************ *******
        ****** *** ****** **** ****** ** ********
        **************************************************

                                                ***

** ***** ** ***
   ** ******** *****                            ********
   ** *** *********                              *******
                                                ********
                                                ********


** ********* ** *** ********* **** ***           *******


** ************* ********* ************ ***********
   ********* **** ***

   ******* ** ***********
   **********************

   **   ****** ***********                      *******
   **   *************                             *****
   **   **********                                *****
   **   *******                                   *****
   **   ******** *********                        *****


   **   ************* ********                    *****
   **   ********* * *********                   *******
   **   ***** * ***********                       *****
   **   ******* ********                           ****
   **   ***** * ************ ********              ****
   **   ******** * ********** ********            *****
   **   ***** *******                             *****
                                                *******
                                                *******

* redacted pursuant to confidential treatment request.

                               Schedule 2.13 (b)
                               -----------------

        ***** **** *** **** *** ************ ******* ******** *** *** ** ***
************ ** *** ***** *** *** ******* ******** ********** ** *** ***** *****
***** ** *** ********* ****** * **** ****** ***** ** ********* ****** *** ***
******** ** ****** ********** ****** ********* ******

        ************** ** ** ******** ** *** **** ****** ************ ** ***
******* ******** ********** *** *** ******* ** ******** *** *** ********* ***
****** ******* ** *********** ********** *** **** ****** *** ********** **
************** **** ** *** ******* ******** ***********

* redacted pursuant to confidential treatment request.

                                 Schedule 2.14
                                 -------------

                   ********** ******** ********* *** *******
                   -----------------------------------------

        ** ******** ******** *********** ******** ** ***** ****** **** ***
******* **** ** ****** ** ****** ***** ************* ***** ******** **** **
****** **** ************ ** ******* ** *** ******* ****** ********** ***********
******** **** *** ***** **** ** ******

        ** ************ *** ******* ** *** ****** ****** **** *** **********
******* ****** *** ******** ***** ********* ***** ** ***** ************ ** ****
** *** ************ ***********

        ** ****** **** *** ********* ** ********* ** ********** **** *** ******
********* *** ***** **** ***** ***** ******* ** **** ** *** ************
***********

* redacted pursuant to confidential treatment request.

                                 Schedule 2.15
                                 -------------

        ********** ****** ****** *** *** ****** **** ****** ***** *** **** **
*********

* redacted pursuant to confidential treatment request.

                                 Schedule 2.16
                                 -------------

        *****

* redacted pursuant to confidential treatment request.

                                 Schedule 2.17
                                 -------------

        ****** *** ******** **** *** ********** ********  ******** *** ***
******** ** ********* ** ****** ******** ** *** ********* *** ******* ** ***
*********

* redacted pursuant to confidential treatement request.

                                 Schedule 8.1
                                 ------------

        *** ******* **** ****** **** ******* *** **** ** ******* **** **** ***
**** ** ****** *** ***** *** ***** ***** **** ** *** ***** ** *** **********
*********** ************** ********** ************** ********** ***
************* *** ******* *********** **** ******** **** ******* **** **********
*********** ** *** ***** **** *********** *** ******** ** *** *** ** ** ******
****** *** ***** *** **** *********** ******* **** ******* **** *** ***
********** ********** ** ***** *********** ** *** **** *** ******* ***********
**** *** **** ****** ****** **** *** ** ******** ** ****** *** *****

* redacted pursuant to confidential treatment request.

                            OFFICER'S CERTIFICATE
                                      OF
                            CHEMINOR DRUGS LIMITED



The undersigned,__________, an authorized officer of Cheminor Drugs Limited, a public limited company registered under the Indian Companies Act (the "Corporation") hereby certifies as follows:

1. Attached hereto as Exhibit A are true, correct and complete copies of the Memorandum of Association and Articles of Association of the Corporation.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the resolutions adopted by the board of directors of the Corporation on___________, and such resolutions have not been amended, modified or rescinded and remain in full force and effect on the date hereof; such resolutions constitute all of the resolutions of the Corporation's board of directors concerning (i) that certain Stock Purchase Agreement, dated February __, 1998 between the Corporation and Schein Pharmaceutical, Inc., a Delaware corporation (the "Stock Purchase Agreement"), (ii) the Strategic Alliance Agreement (as defined in the Stock Purchase Agreement) and (iii) the Shareholders Agreement ((as defined in the Stock Purchase Agreement), and together with the Stock Purchase Agreement and the Strategic Alliance Agreement, the "Agreements"), and the transactions contemplated be each of the Agreements; the adoption of such resolutions constitutes all of the corporate action of the Corporation necessary to authorize the Agreements and the transactions contemplated by each of the Agreements.

3. The representations and warranties of the Corporation contained in the Agreements are true and correct as of the date hereof in all material respects.

4. The Corporation has duly complied in all material respects with all obligations, covenants and agreements contained in the Agreements required to be performed and complied with by it.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________, 1998.


                                        By:____________________________
                                        Name:
                                        Title:

                                                              EXHIBIT 5.1(c)(ii)
                                                              ------------------


                            OFFICER'S CERTIFICATE
                                      OF
                            CHEMINOR DRUGS LIMITED



        The undersigned,__________, an authorized officer of Cheminor Drugs Limited, a public limited company registered under the Indian Companies Act (the "Corporation") hereby certifies as follows:

        The Corporation's equity shares being purchased by Schein pursuant to that certain Stock Purchase Agreement, dated February _____, 1998 between the Corporation and Schein Pharmaceutical, Inc., a Delaware corporation (the "Stock Purchase Agreement") have been duly issued and all legal requirements to such issuance have been satisfied.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of February _____,1998.


                                        By:   ____________________________
                                        Name:
                                        Title:

                                                                  EXHIBIT 5.2(c)
                                                                  --------------


                            OFFICER'S CERTIFICATE
                                      OF
                          SCHEIN PHARMACEUTICAL, INC.



The undersigned,__________, an authorized officer of Schein Pharmaceutical, Inc., a Delaware corporation (the "Corporation") hereby certifies as follows:

1. Attached hereto as Exhibit A are true, correct and complete copies of the Certificate of Incorporation and By-laws of the Corporation.

2. Attached hereto as Exhibit B is a true, correct and complete copy of the resolutions adopted by the board of directors of the Corporation on_______________, and such resolutions have not been amended, modified or rescinded and remain in full force and effect on the date hereof, such resolutions constitute all of the resolutions of the Corporation's board of directors concerning (i) that certain Stock Purchase Agreement, dated January __, 1998 between the Corporation and Cheminor Drugs Limited, a public limited company registered under the Indian Companies Act (the "Stock Purchase Agreement"), (ii) the Strategic Alliance Agreement (as defined in the Stock Purchase Agreement) and (iii) the Shareholders Agreement ((as defined in the Stock Purchase Agreement), and together with the Stock Purchase Agreement and the Strategic Alliance Agreement, the "Agreements"), and the transactions contemplated be each of the Agreements; the adoption of such resolutions constitutes all of the corporate action of the Corporation necessary to authorize the Agreements and the transactions contemplated by each of the Agreements.

3. Attached hereto as Exhibit C is a true, correct and complete copy of a certificate of good standing for the Corporation.

4. The representations and warranties of the Corporation contained in the Agreements are true and correct as of the date hereof in all material respects.

5. The Corporation has duly complied in all material respects with all obligations, covenants and agreements contained in the Agreements required to be performed and complied with by it.

        IN WITNESS WHEREOF, the undersigned has executed this certificate as of __________, 1998.



                                        By:____________________________
                                        Name:
                                        Title:

                                                                  EXHIBIT 5.2(d)
                                                                  --------------



                      FORM OF LEGAL OPINION OF PROSKAUER
                      ----------------------------------
                     ROSE LLP PURSUANT TO SECTION 5.2(d)
                     -----------------------------------
                        OF THE STOCK PURCHASE AGREEMENT
                        -------------------------------






                               February __, 1998




Cheminor Drugs Limited
7-1-27, Ameerpet
Hyderabad, 500 016
India


        Re:  Schein Pharmaceutical, Inc.
             ---------------------------

Gentlemen:

        We have acted as counsel to Schein Pharmaceutical, Inc., a Delaware corporation ("SPI"), in connection with the transactions contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of February __, 1998, by and between SPI and Cheminor Drugs Limited, an Indian corporation ("Cheminor"), the Shareholders Agreement among SPI, Cheminor, and certain stockholders of Cheminor (the "Shareholders Agreement"), and the Strategic Alliance Agreement among SPI, Cheminor, Dr. Reddy's Laboratories Limited, an Indian corporation, and Reddy-Cheminor, Inc., a New Jersey corporation (the Stock Purchase Agreement, the Shareholders Agreement and the Strategic Alliance Agreement are collectively referred to herein as the "Agreements"). This opinion is being delivered to you pursuant to Section 5.2(d) of the Stock Purchase Agreement. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement.

        We have examined the Agreements and such certificates of public officials, such certificates of officers of SPI (including the attached Certificate of Fact of the Vice President and General Counsel of SPI (the "Certificate of Fact")), the originals (or copies thereof) of such corporate documents and records of SPI, and such other documents and instruments as we have deemed necessary or appropriate for purposes of this opinion. In this connection, we have assumed the legal capacity of natural persons, the genuineness of signatures on, and the authenticity of, all documents so examined, the conformity to originals of all documents submitted to us as copies, and that all corporate records or other information made available to us by SPI, and on which we have relied, are complete in all respects. As to the accuracy of matters

Cheminor Drugs Limited
February __, 1998
Page 2



of fact, we have relied solely upon the above-mentioned certificates and upon the representations and warranties contained in the Agreements and other documents delivered pursuant thereto and have assumed that certificates of public officials dated prior to the date hereof remain accurate as of the date hereof, and such factual matters were not independently investigated, established or verified by us.

        Based on and subject to the foregoing and subject to the qualifications below, we are of the opinion that:

        (i) SPI is a corporation validly existing and in good standing under the laws of the State of Delaware.

        (ii) SPI has all necessary corporate power and authority to execute and deliver the Agreements and to perform its obligations thereunder. The execution, delivery and performance of the Agreements have been authorized by all necessary corporate action on the part of SPI.

        (iii) The execution and delivery by SPI of, and the performance by SPI of its obligations under, the Agreements do not conflict with or violate (a) SPI's certificate of incorporation or by-laws, (b) any material provision of the Delaware General Corporation Law ("DGCL") or any material United
    States federal law or regulation applicable to SPI, or (c) to our knowledge, any existing obligation of SPI under any order, writ, judgment or decree of any court or governmental authority applicable to SPI.

        (iv) Except as contemplated by the Agreements, no approval, authorization or consent of, or filing with, any United States federal governmental authority or any state of Delaware governmental authority pursuant to the DGCL, is required of SPI in connection with the execution and delivery by SPI of, and the performance at the Closing of SPI's obligations under, the Agreements, except that we express no opinion about any approvals, authorizations, consents or filings that might be required of SPI solely as a result of the involvement, legal or regulatory status of, the nature of the business conducted by, or facts pertaining to, Cheminor, Dr. Reddy's Laboratories Limited, and Reddy-Cheminor, Inc.

        The foregoing opinions are subject to the following qualification:

        No opinion is expressed with respect to any laws, rules, regulations, filings, approvals, authorizations, consents, orders, writs, decrees or judgments or other matters

Cheminor Drugs Limited
February __, 1998
Page 3



administered or promulgated by, or subject to the jurisdiction of, the United States Food and Drug Administration or similar federal, state or foreign governmental authorities.

        We have further assumed with your permission, without any inquiry, investigation or verification, the following matters:

                (i) That the factual matters (including representations and warranties) contained in the Agreements and the Certificate of Fact are true and correct as set forth therein; and

                (ii) That any certificate, representation or document upon which we have relied and which was given or dated earlier than the date of this letter (including the Certificate of Fact) continues to remain accurate, insofar as relevant to the opinions contained herein, from such earlier date through and including the date hereof.

        Our opinions hereunder are based solely upon the laws, rulings, administrative interpretations and regulations in effect on the date hereof and are subject to modification to the extent that such laws, rulings, interpretations and regulations are changed in the future. By delivery of this letter, we have assumed no obligation to update our opinions for changes in such laws, rulings, interpretations and regulations or for events occurring subsequent to the date hereof.

        This opinion is limited to the matters stated herein and no opinion is implied or may be inferred beyond the matters expressly stated herein.

        This opinion is limited to the DGCL and the federal laws of the United States of America, and we express no opinion with respect to any other laws.

        Whenever any opinion herein with respect to the existence or absence of facts is qualified by the phrase "to our knowledge," such phrase indicates only that, during the course of our representation of SPI, no information has come to our attention that would give us actual knowledge of the existence or absence of any such facts. We have not undertaken any independent investigation to determine the existence or absence of any such facts, and no inference as to our knowledge of the existence of such facts should be drawn from the fact of our representation of SPI.

Cheminor Drugs Limited
February __, 1998
Page 4



        This opinion is solely for the information of the addressees hereof and is not to be quoted in whole or in part or otherwise referred to (except in a list of closing documents), nor is it to be filed with any governmental agency or other person without our prior written consent. Other than the addressees hereof, no one is entitled to rely on this opinion without our prior written consent.


                                Very truly yours,

                                                                         DRAFT
                                                                        --------
                                                                        05021998



                FORM OF LEGAL OPINION OF RAJINDER NARAIN & CO.
                ----------------------------------------------
                          PURSUANT TO SECTION 5.2(d)
                          --------------------------
                        OF THE STOCK PURCHASE AGREEMENT
                        -------------------------------



                                                               February __, 1998


To:     Cheminor Drugs Limited
        7-1-27, Ameerpet
        Hyderabad - 500 016
        India


Ladies and Gentlemen,


1. We have acted as special Indian legal counsel to Schein Pharmaceutical, Inc., a Corporation incorporated under the laws of Delaware, U. S. A. (hereinafter referred to as "Schein") in connection with the transactions contemplated by the Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of _____, 1998 by and between Schein and Cheminor Drugs Limited, an Indian Corporation ("Cheminor"), the Shareholders Agreement among Schein, Cheminor and certain stockholders of Cheminor (the "Shareholders Agreement") and the Strategic Alliance Agreement among Schein, Cheminor, Dr. Reddy's Laboratories Limited, and Indian corporation and Reddy-Cheminor Inc., a New Jersey corporation (the "Strategic Alliance Agreement") (collectively referred to as the "Agreements").

2. This opinion is being rendered pursuant to Section 5.2(d) of the Stock Purchase Agreement (this "Opinion").

3. Except as otherwise defined herein, expressions defined in the Stock Purchase Agreement shall have the same meanings when used in this Opinion as therein.

4. For the purpose of this Opinion we have received and examined executed copies of the documents listed in Schedule I to this Opinion (hereinafter referred to as the "Documents").

5.      In considering the Documents we have:

        (i) assumed the genuineness of all signatures and the authenticity of all documents, the conformity with the originals of all documents submitted to us as copies, and the correctness of all facts and information stated and given in such documents (which have not been independently verified by us);

        (ii) assumed the due authorization, execution and delivery of each of the Documents by parties thereto;

        (iii) assumed the binding nature of the obligations of all parties under any applicable law other than the laws of India; and

        (iv) confined and given this Opinion on the basis of Indian law in force, and as interpreted by the Indian Courts, as of the date hereof and we have not made any investigation of the laws of any jurisdiction outside India.

6. Based upon and subject to the foregoing and subject to the qualifications set out in paragraph 7 below, we are of the Opinion, with respect to Schein's obligations under Indian law, that:

        (i) if required to be enforced in India, the courts in India would consider the Stock Purchase Agreement and the Shareholders Agreement binding and enforceable obligations of Schein, except that we express no opinion with respect to the obligations of Schein under Articles III and IV of the Shareholders Agreement;
        (ii) except as set forth in the Agreements, no consent, authorization, approval, permission, license, order, payment of fee, registration, filing, recording with or enrollment with any governmental authority or agency or regulatory authority is required to be obtained, done, fulfilled or performed in India by Schein in order (a) to enable Schein to lawfully execute and deliver, exercise its rights under and perform and comply with the obligations expressed to be assumed by it in the Agreements,
                (b) to ensure that the obligations expressed to be assumed by Schein in the Agreements are legal, valid and binding and (c) to make the admissible in evidence in India;
        (iii) the execution and delivery by Schein of the Agreements do not, and the performance by Schein of its obligations expressed to be assumed thereunder will not violate or conflict with any law, regulation, rule, order, writ, judgment, injunction, government policy or decree applicable to Schein or any of its Subsidiaries;
        (iv) except for a stamp tax imposed by the State of Andhra Pradesh, no stamp, registration or similar tax or duty is required to be paid in India or in relation to the Documents or any order or judgment obtained in relation thereto in order to ensure the legality, validity, enforceability or admissibility in evidence of the Agreements or any such judgment obtained in relation thereto, provided that if proceedings are instituted to enforce any such judgment or order so obtained Indian Court fees may be payable on institution of proceedings for obtaining the same from the Courts in India; and
        (v) under the present laws of India, Schein is not obliged to file, record or enrol the Agreements with any Court or other Authority.

7.      This Opinion is subject to the following qualifications:
        (i) enforcement maybe limited by laws of general application affecting the rights of creditors;
        (ii) equitable remedies such as specific performance and injunction are at the discretion of the court;
        (iii) any judgment or order obtained in a foreign court would be recognized by the courts in Indian and would be enforceable in India subject to the provisions of Section 13 of the Indian Code of Civil Procedure;
        (iv) stamp duty is payable in India on each Agreement within three months of the same first being brought into India to ensure the admissibility in evidence of the Agreement; and
        (v)     claims may become barred under the Indian Limitation Act.

8. We express no opinion as to, and disclaim any undertaking or obligation in this Opinion in respect of, changes or circumstances or changes in applicable laws or regulations which occur after the date hereof.

9. This Opinion is provided to you solely for your information, and may not be used by any other person or entity or for any other purpose without, in each instance, our prior written consent.


Yours sincerely,




___________________